UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

Amendment #1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 29, 2011

Garb Oil & Power Corporation
(Exact name of registrant as specified in its charter)

Utah	000-53411	87-0296694
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1588 S. Main Street, Suite 200
Salt Lake City, UT 84115
(Address of principal executive offices, including zip code)

(801) 738-1355
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 – Changes in Registrant’s Certifying Accountant

Dismissal of Former Auditor

Effective August 2, 2011, the client-auditor relationship between the Company and Sherb & Co., LLC (the “Former Auditor”) was terminated upon the dismissal of the Former Auditor as the Company’s independent registered accounting firm.  The decision to remove the Former Auditor was recommended and approved by the Company’s Board of Directors, effective July 31, 2011.  In the past two years, the Former Accountant has not submitted a principal accountant’s report on the financial statements of the Company.

During the interim periods through the date the relationship with the Former Auditor concluded, there were no disagreements between the Former Auditor and the Company on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the Former Auditor would have caused the Former Auditor to make reference to the subject matter of the disagreement in connection with its report on the Company's financial statements.  There have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K during any subsequent interim periods through the date the relationship with the Former Auditor ceased.

The Company has authorized the Former Auditor to respond fully to any inquiries of the New Auditor relating to its engagement as the Company's independent accountant. The Company has requested that the Former Auditor review the disclosure contained in this Report and the Former Auditor has been given an opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company in this filing.  The Company will file such letter with the Securities and Exchange Commission (the “Commission”) as an exhibit to an amendment to this Current Report on Form 8-K/A within two days of receiving it but no later than ten days after the filing of this Report.

Appointment of New Auditor

The Company has engaged HJ & Associates, LLC (the “New Auditor”) to be the principal independent public accountant to audit the Company's financial statements for the year ending December 31, 2010.  The decision to change accountants was recommended and approved by the Company's Board of Directors, effective July 31, 2011.

The Company engaged the New Auditor to be the principle independent public accountants to audit our financial statements for the year ending December 31, 2010.  In addition, HJ & Associates, LLC were our accountants prior to us engaging Sherb & Co., LLC.  HJ & Associates, LLC opined on our financial statements for the years ending December 31, 2009 and 2008, on our Form 10-K for the fiscal year ended December 31, 2009.  As stated in HJ & Associates, LLC’s opinion included in the Company’s Form 10-K filed with the Commission on April 23, 2010, the consolidated financial statements of the Company were prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to such financial statements, the Company’s continual net losses and large accumulated deficit, among other issues, raised substantial doubt about its ability to continue as a going concern.  Further, the Former Auditor was not consulted by the Company regarding the above referenced matters.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.  The following exhibit is being filed herewith this Current Report on Form 8-K

16.1          Letter from Sherb & Co., LLC to the SEC about the statements in the Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2011                                                                                     By:           /s/ John Rossi
                                 Name:   John Rossi
                   Title:       Chief Executive Officer